EXHIBIT 99.4

                          UNITED STATES DISTRICT COURT
                          NORTHERN DISTRICT OF ILLINOIS

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                                          )
UNITED STATES SECURITIES                  )
AND EXCHANGE COMMISSION,                  )
                                          )
                    Plaintiff,            )
                                          )     CIVIL ACTION
             v.                           )     FILE NO.
                                          )
HOLLINGER INTERNATIONAL, INC.,            )
                                          )
                    Defendant.            )
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                       PARTIAL FINAL JUDGMENT AND ORDER OF
                 PERMANENT INJUNCTION AND OTHER EQUITABLE RELIEF

      Plaintiff Securities and Exchange Commission ("Plaintiff Commission"), having filed a Complaint for Permanent Injunction and Other Equitable Relief ("Complaint") in this matter and Defendant Hollinger International, Inc. ("Defendant Hollinger International" or "Hollinger International") having filed its Consent and Stipulation (attached as Exhibit 1, and incorporated herein), acknowledges receipt of the Complaint and admits the jurisdiction of this Court over it and over the subject matter thereof, and without admitting or denying the allegations of the Complaint, except as to jurisdiction, and without trial, argument or adjudication of any facts or law herein, consents to the entry of this Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief ("Partial Final Judgment"). Plaintiff Commission and Defendant Hollinger International have each waived the entry of findings of fact and conclusions of law, as provided by Rule 52 of the Federal Rules of Civil Procedure. This Court having

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jurisdiction over the parties and the subject matter hereof, and being fully advised in the premises:

                                       I.

      IT IS ORDERED, ADJUDGED, AND DECREED that Defendant Hollinger International, and persons at any time acting as its officers, agents, servants, employees, attorneys-in-fact and those persons in active concert or participation with it who receive actual notice of this Partial Final Judgment, by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from, directly and/or indirectly, violating
Section 13(a) of the Exchange Act [15 U.S.C. ss. 78m(a)] and Rules 12b-20, 13a-1 and 13a-13 thereunder [17 C.F.R. ss.ss. 240.12b-20, 240.13a-1 and 240.13a-13]
which, among other things, require the filing with the Commission of accurate Forms 10-K and Forms 10-Q by registered public companies.

                                       II.

      IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Hollinger International, and persons at any time acting as its officers, agents, servants, employees, attorneys-in-fact and those persons in active concert or participation with it who receive actual notice of this Partial Final Judgment, by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from, directly and/or indirectly, violating Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. ss.ss. 78m(b)(2)(A) and 78m(b)(2)(B)] and Rule 13b2-1 [17 C.F.R. ss. 240.13b2-1],
which, among other things, require that registered public companies make and keep books, records and accounts, which in reasonable detail accurately and fairly reflected the


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transactions and disposition of the assets of such companies, and devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions were recorded as necessary to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements and that no person shall, directly or indirectly, falsify or cause to be falsified, any book, record or account subject to Section 13(b)(2)(A) of the Exchange Act.

                                      III.

      IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Hollinger International shall comply with the following undertakings (the "Undertakings"):

      1. to have its special committee, the resolutions for which were attached as an exhibit to a Form 8-K that Hollinger International filed with the Commission on June 18, 2003 (the "Special Committee"), complete its independent review and investigation of the matters set forth in its authorizing resolution;

      2. to permit the Special Committee to take whatever actions it, in its sole discretion, deems necessary to fulfill its mandate as set forth in its authorizing resolutions.

      3. to, immediately upon request of the Special Monitor appointed in Paragraph IV. herein, deliver and otherwise make available to the Special Monitor all of the work and workproduct of the Special Committee and its advisors.

      4. to provide the Court and the parties with one or more written reports discussing the result of the investigation within 120 days, subject to such reasonable


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extensions as may be agreed between the Commission and Hollinger International, or as ordered by the Court.

                                       IV.

      IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Richard C. Breeden shall become Special Monitor of Hollinger International, with the powers set forth in Paragraph V. below, immediately upon the occurrence of any one or more of the following events (each a "Triggering Event"):

      o The adoption by the Board of Directors of a resolution discharging the Special Committee (unless the Special Committee has filed a certification with this Court that it believes that it has fully completed its work and complied in full with its Undertakings);

      o The adoption by the Board of Directors of any resolution that diminishes or limits the powers of the Special Committee;

      o The adoption by the Board of Directors of any resolution that narrows the scope of the Special Committee's independent review and investigation of the matters set forth in the authorizing resolution;

      o The removal of any of the members of the Special Committee as a member of Hollinger International's board of directors;

      o The removal by the Board of Directors any of the members of the Special Committee as a member of the Special Committee;

      o     The removal of any of the directors prior to the end of their term;


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      o     The failure to nominate or the failure to re-elect any incumbent director (unless such director voluntarily decides not to seek renomination or re-election to the board of directors);

      o The election of any new person as a member of the board of directors, unless:

            o the incumbent directors are filling an existing vacancy and such election is supported by 80% of the then incumbent directors; or

            o such director was nominated with the concurrence of 80% of the then incumbent directors and elected at an annual shareholders' meeting;

      o The addition of any new members to the Special Committee, without the consent of all of the existing members of the Special Committee; or

      o     Upon application of the Plaintiff Commission to the Court.

As used in this Paragraph IV., the term "removal" shall not include any voluntary resignation by a director as such, or as a member of the Special Committee, or a voluntary decision not to seek re-election as a director.

      The Special Monitor's mandate will be to protect the interests of the non-controlling shareholders of Defendant Hollinger International to the extent permitted by law, to prevent the dissipation of the assets of Defendant Hollinger International, to investigate possible illegal or improper conduct by Hollinger International or any of its current or former officers, directors, employees and agents, or other persons acting in concert or participation with them, to recover property of Hollinger International, and to


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assert claims upon behalf of the Defendant Hollinger International that he believes are appropriate based upon his investigation.

      If before a Triggering Event occurs, the Special Committee files with the Court and serves upon the Commission a certification to the Court that it believes that it has fully completed its work and complied in full with its Undertakings, and the Commission concurs with the certification, the provisions of this Paragraph IV. shall lapse.

                                       V.

      IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, upon the occurrence of a Triggering Event, the Special Monitor shall be, and hereby is, authorized to:

      A. Conduct an investigation of possible illegal or improper acts by Hollinger International and its former or current officers, directors, employees and agents or other persons acting in concert or participation with them, including, but not limited to, the possible misappropriation or waste of corporate assets, self-dealing, unauthorized or undisclosed related party transactions or other violations of fiduciary duties, material misstatements to the investing public, material accounting irregularities, improper acts related to tax obligations, or any matter that the Special Committee had been authorized to investigate.

      B. Commence and prosecute litigation on behalf of Hollinger International seeking legal and equitable remedies, including but not limited to:

            1. claims for the return of corporate property that was transferred without authorization;


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            2. claims for damages suffered as the result of any tortious, illegal or improper acts;

            3. claims for breach of contract;

            4. claims to enforce agreements, relevant to the mandate of the Special Monitor, between Hollinger International and any other party; and

            5. claims for equitable relief.

      C. Provide to the Court and the parties with one or more written reports discussing the result of the investigation within 120 days, subject to such reasonable extensions as may be agreed between the Commission and the Special Monitor, or as ordered by the Court.

      D. Take any others steps he deems necessary to fulfill his mandate, as set forth in this Partial Final Judgment.

                                       VI.

      IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, in furtherance of the Special Monitor's mandate, upon the occurrence of a Triggering Event,

      A. Defendant Hollinger International shall:

            1. immediately provide the Special Monitor with full access to all of Hollinger International's corporate records;

            2. immediately require all Hollinger International officers, directors, employees and agents to cooperate fully with the Special Monitor


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                  and to respond, within the time requested by the Special
                  Monitor, to any inquiries or questions by the Special Monitor;

            3. pay the Special Monitor reasonable compensation and expense reimbursement in amounts commensurate with the services performed by the Special Monitor. Defendant Hollinger International shall, within one day of the request of the Special Monitor, establish an escrow account, and fund that account with $750,000 (the "Initial Amount"), to be used to pay the fees and expenses of the Special Monitor and of the advisers and experts hired or retained by the Special Monitor. The Special Monitor may apply to the Court for such compensation and expense reimbursement monthly and such amounts shall be drawn from the escrow account. Defendant Hollinger International shall continue to provide additional funds to the escrow account as necessary to maintain at all times a balance equal to or greater than the Initial Amount; and

      B. The Special Monitor has the authority to engage in discovery, including to issue subpoenas for documents or depositions, consistent with the Federal Rules of Civil Procedure and the Local Rules for the United States District Court for the Northern District of Illinois, concerning any subject matter relating to the Special Monitor's mandate;

      C. The Special Monitor has the right to retain legal, financial and other experts including, but not limited to, the retention of legal counsel and forensic


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      accountants, to assist the Special Monitor in performing his or her duties and agrees that Hollinger International will be liable for the reasonable compensation of such experts.

                                      VII.

      IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Plaintiff Commission, upon the entry of this Order, and the Special Monitor, upon the occurrence of a Triggering Event, may engage in expedited discovery and responses to discovery requests shall be produced within five (5) business days after service.

                                      VIII.

      IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Plaintiff Commission, upon the entry of this Order, and the Special Monitor, upon the occurrence of a Triggering Event, shall have the right to petition the Court for immediate relief if Plaintiff Commission and/or the Special Monitor deem that any of Defendant Hollinger International's ongoing activities are not in the best interest of its non-controlling shareholders.

                                       IX.

      IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Plaintiff Commission has the right to amend the Complaint and, among other things, make additional allegations and add additional counts of violations and bring additional charges against Defendant based on the same conduct underlying the Commission's complaint in this action, provided that Defendant has the right to contest and defend against such additional allegations or counts.


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                                       X.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the attached Consent and Stipulation of Defendant Hollinger International (Exhibit 1), is hereby incorporated herein with the same force and effect as if fully set forth herein.

                                       XI.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for all purposes, including, among other things: the implementation and enforcement of the terms and conditions of all orders and decrees that may be entered by this Court, and Defendant Hollinger International's Consent and Stipulation attached hereto and incorporated herein, or to entertain any suitable application or motion for additional relief within the jurisdiction of this Court.

                                      XII.

      IT IS FURTHER ORDERED, ADJUDGED AND DECREED that there being no just cause for delay, the Clerk of the Court is hereby directed to enter this Partial Final Judgment.


                                        Judge Robert W. Gettleman
                                        UNITED STATES DISTRICT JUDGE

DATED: January 16, 2004


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